UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2010

Commission File Number: 333-150388

Rongfu Aquaculture, Inc.
(Exact name of registrant as specified in its charter)

Nevada	98-0655634
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

Dongdu Room 321, No. 475 Huanshidong Road, Guangzhou City, PRC 510075
(Address of principal executive offices)
011-86-20-8762-1778
(Registrant’s telephone number, including area code)
N/A

(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 3  to our Current Report on Form 8-K which was filed with the Securities and Exchange Commission (the “SEC”) on December 14, 2010 (the “Original Filing”), as amended by Amendment No. 1 thereto which was filed on  February 23, 2011 and Amendment No. 2 thereto which was filed on March 28, 2011 (“Amendment No. 2”), is being filed solely to file as Exhibit 7.1 a letter from Aquavella, Chiarelli, Shuster Berkower & Co., LLP regarding the statements made  in Item 4.02 of Amendment No. 2.

Item 9.01  Financial Statements and Exhibits.

7.1           Letter, dated March 29, 2011, from Aquavella, Chiarelli, Shuster, Berkower & Co., LLP to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RONGFU AQUACULTURE, INC.

Date: March 30, 2011

/s/ Kelvin Chan

President